OFFICE LEASE


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                               TABLE OF CONTENTS

                                                                          PAGE

TABLE OF CONTENTS.......................................................i & ii

OFFICE LEASE SUMMARY.........................................................1

ARTICLE I      DESCRIPTION-TERM-RENT-USE.....................................2

ARTICLE II     OPERATING COSTS...............................................2

ARTICLE III    INSURANCE.....................................................4

ARTICLE IV     LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS................4

ARTICLE V      REPAIRS AND MAINTENANCE OF PREMISES-SURRENDER OF
               PREMISES-WASTE................................................4

ARTICLE VI     COMPLIANCE WITH LAW AND INSURANCE REQUIREMENTS................6

ARTICLE VII    CHANGES AND ALTERATIONS BY TENANT.............................6

ARTICLE VIII   DAMAGE OR DESTRUCTION.........................................4

ARTICLE IX     CONDEMNATION..................................................8

ARTICLE X      CONDITIONS OF WORK FOR REPAIRS ALTERATIONS....................8

ARTICLE XI     MECHANICS' LIENS..............................................8

ARTICLE XII    LANDLORD'S RIGHT TO ENTER PREMISES............................9

ARTICLE XIII   ASSIGNMENT AND SUBLETTING.....................................9

ARTICLE XIV    RIGHTS OF MORTGAGEE..........................................10

ARTICLE XV     INDEMNIFICATION OF LANDLORD-NO REPRESENTATIONS BY
               LANDLORD.....................................................11

ARTICLE XVI    DEFAULT PROVISIONS-REMEDIES OF LANDLORD-WAIVER OF
               JURY TRIAL...................................................11

ARTICLE XVII   HOLDING OVER.................................................13


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ARTICLE XVIII  INVALIDITY OF PARTICULAR PROVISIONS..........................13

ARTICLE XIX    NOTICES......................................................14

ARTICLE XX     QUIET ENJOYMENT..............................................14

ARTICLE XXI    LIMITATION OF LANDLORD'S LIABILITY...........................14

ARTICLE XXII   ESTOPPEL CERTIFICATE BY TENANT...............................15

ARTICLE XXIII  CUMULATIVE REMEDIES-NO WAIVER-NO ORAL CHANGE.................15

ARTICLE XXIV   BROKERAGE....................................................16

ARTICLE XXV    SECURITY DEPOSIT.............................................16

ARTICLE XXVI   MISCELLANEOUS PROVISIONS.....................................17

SIGNATURE PAGE...............................................19

EXHIBIT A      DESCRIPTION OF PREMISES......................................20

EXHIBIT B      FLOOR PLAN...................................................21

RULES AND REGULATIONS.......................................................22

EXHIBIT C      ESTOPPEL CERTIFICATE.........................................24


                                     -ii-

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                               INDUSTRIAL LEASE

      THIS LEASE is dated for reference purposes only the 22nd day of February, 1999 and is between Jefferson Park West, having a place of business at 6425 West 52nd Avenue, Arvada, CO 80002 (the "Landlord"), and Panoramic Care Manager, having a place of business at 5181 Ward Road, #206, Wheat Ridge, CO 80033 (the "Tenant").

                                  DEFINITIONS

Section 1.1 - Building Location:  5181 Ward Road, Wheat Ridge, Colorado 80033

              Total Building Square Feet:  16,690

              Number of Square Feet in Premises:  2,856

              Unless expressly stated to the contrary, all references to square feet in this Lease shall refer to rentable square feet.

Section 1.2 - Lease Term:  1 Year 6 Months
              Commencement:  3/15/1999     Expiration:  9/15/2000

Section 1.3 - Base Rent:  (Including Tenant's Expense Stop defined in
              Section 2.1)

               Period                    Monthly Base Rent
               ------                    -----------------

        3/15/1999 through 3/31/1999        $   742.56
        4/1/1999 through 2/28/2000           2,856.00
        March 2000                           2,913.12
        4/1/2000 through 8/31/2000           2,970.24
        9/1/2000 through 9/15/2000           1,485.12
                                           ----------
                                           $          - TOTAL LEASE AMOUNT

Section 1.4 - Use of Premises:  Computer Software Office

Section 2.1 - Tenant's Pro Rata Share (of Building Operating Costs, payable as
              Additional Rent):                        17.11%

              Tenant's Expense Stop:
              As Defined in Operating Costs  $4.24 per rentable square foot -
                                                Year 1
                                             $4.41 per rentable square foot -
                                                Year 2

Section 24.1 -Brokerage: Commercial Design/Build Realty, LLC is acting as
              Landlord's Broker and Keys, Whiteside and Hart is acting as Tenant's Broker.

Section 25.1 -Security Deposit:  $2,856.00


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                                  WITNESSETH:

                                   ARTICLE I
                           DESCRIPTION-TERM-RENT-USE

SECTION 1.1 The Landlord, in consideration of the rents, covenants and agreements does lease unto the Tenant, and the Tenant does hereby take the space (the "Premises") described on Exhibit A attached hereto in the building located at the place specified in the Definitions section of this Lease (the "Building"). So long as this Lease remains in effect and Tenant is not in default of any of its obligations under the Lease, Tenant shall have the license to non-exclusively use spaces in any parking area designated for use by tenants of the Building, subject to such parking control program as Landlord, in its sole discretion, may implement from time to time.

SECTION 1.2 The term of this Lease shall be as specified in the Definitions section of this Lease (unless sooner terminated as herein provided).

SECTION 1.3 Tenant agrees and covenants to pay to Landlord during the term of this Lease, at the place specified by Landlord, the Base Rent specified and Additional Rent without deduction or setoff. All amounts owing by Tenant to Landlord under this Lease, other than Base Rent, shall be Additional Rent, and upon Tenant's failure to timely pay, Landlord shall have the same remedies as for Tenant's failure to pay Base Rent. (Base Rent and Additional Rent may collectively be referred to as Rent). Base Rent shall be paid in advance on the first day of each calendar month during the term of this Lease, except that the first month's rent shall be due and payable when this Lease is executed by Tenant. If the term does not commence on the first day of a month, Base Rent shall be prorated and paid on the date of such commencement. Interest at the rate of two (2%) percent per month will be charged retroactive to the first day of the month for rents not paid by the fifth (5th) day of the month until all monies are paid.

SECTION 1.4 The Tenant agrees that it will use and occupy the Premises only for the purposes set forth in the Definitions section of this Lease.

                                  ARTICLE II
                                OPERATING COSTS

SECTION 2.1 In addition to Base Rent, Tenant shall pay Tenant's Pro Rata Share of Building Operating Costs in excess of Tenant's Expense Stop as defined in
Section 2.1 (Definitions section of this Lease.) Building Operating Costs shall mean all expenses, costs and disbursements (in excess of Tenant's Expense Stop defined in the Definitions section of this Lease) which Landlord shall pay or become obligated to pay because of, or in connection with, the maintenance, repair and operation of the Building, including, but not limited to: real estate taxes and assessments, use, sales, or any other taxes (except income taxes) based on rents, personal property taxes on personal property used in the operation of the Building; Landlord's insurance; utilities and water not separately metered to individual tenants; costs of leasing or amortization of energy reduction devices and systems; maintenance; janitorial service for any common areas of the Building; operating supplies; properly management; Building services; snow removal; landscaping; costs of leasing or amortizing plants, shrubs, trees, or flowers and normal maintenance thereof; costs of rubbish removal for any common areas of the Building; tools and equipment used for the daily operation of the Building; air conditioning, ventilation and heating; elevator repair and maintenance; resurfacing and restriping of parking areas; repair and replacement of signage; security; and wages, payroll taxes, and benefits reasonably incurred in the operation of the Building. [Items excluded in building operations are costs related to enforcing leases and eviction costs against other Tenants].


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Notwithstanding the foregoing, Building Costs shall not include monies spent for income tax, accounting, interest, depreciation, or expenditures of a capital nature (except to the extent that such expenditures are required due to a change in a law or are reasonably anticipated to cause a reduction in the cost of services; in such case, that part of the capital expense attributable to the lease year under good accounting practices shall be included in the Building Operating Costs )

SECTION 2.2 Landlord's reasonable best estimate as to the amount of Tenant's Pro-Rata Share of Building Operating Costs shall be payable monthly, together with the monthly installment of Base Rent and any other Additional Rent due and payable to Landlord. Within one hundred twenty (120) days after the beginning of each calendar year, commencing with the year immediately following the date of this Lease, Landlord shall give Tenant a statement of Landlord's reasonable estimate of Building Operating Costs for the calendar year just started ("Building Operating Costs Estimate"), which shall be based upon a determination of past and estimated future operating cost data, together with a statement setting forth the Building Operating Costs incurred by the Landlord during the calendar year just ended ("Actual Cost Statement"). Landlord's failure to give the Building Operating Costs Estimate or Actual Cost Statement within said one hundred twenty (120) day period shall not release in any manner Tenant's obligations under this Lease, and Landlord may render said Estimate or Statement at any time thereafter. In the event that the date of this Lease is not January 1, then the Base Operating Costs and the Building Operating Costs shown in the first Actual Cost Statement shall both be multiplied by a fraction (the numerator of which is the number of days that this Lease was in effect during its first calendar year and the denominator of which is 365) to determine if Tenant owes Building Operating Costs for the first partial calendar year. The obligation of Tenant for its Pro Rata Share of Operating Expenses for the last partial calendar year of the Lease shall be similarly calculated. Landlord may revise the monthly operating cost payment provided for herein upward or downward to reflect more accurately the newly estimated Building Operating Costs, which revision shall be separately set forth in Landlord's Building Operating Costs Estimate. All payments due at least thirty (30) days after Landlord gives the Building Operating Costs Estimate or Actual Cost Statement shall be made at the monthly rate set forth therein. In addition, if the Actual Cost Statement reveals that Tenant made underpayments or overpayments of Building Operating Costs during the calendar year just ended, Tenant shall pay Landlord the amount of any underpayment within thirty (30) days of Landlord's giving the Actual Cost Statement and any overpayment shall be credited against the next payments by Tenant of its Pro Rata Share of Operating Expenses coming due.

SECTION 2.3 The obligations of Tenant to pay Building Operating Costs and any other Additional Rent for the term or any extended term of this Lease, and to maintain and repair the Premises as required by this Lease, shall survive any termination or expiration of this Lease.

                                  ARTICLE III
                                   INSURANCE

SECTION 3.1 The Tenant, at its sole cost and expense, shall maintain for the mutual benefit of Landlord and Tenant general public liability insurance against claims for personal injury, death or property damage occurring upon, in or about the Premises or any elevators or escalators therein and on, in or about the adjoining streets and passageways, if any, such insurance to afford protection to the limits of not less than the following amounts: $1,000,000.00 in respect
                                                      -------------
of injury or death of a single person, $1,000,000.00 in respect of any one
                                       -------------
occurrence, and $1,000,000 in respect to property damage.
                ----------

SECTION 3.2 All policies of insurance shall be in a form and substance satisfactory to the Landlord, shall be written with companies having a rating of not less than A- in Best's Guide, and shall provide that they shall not be cancelable on less than thirty (30) days' notice to the Landlord or holder of any mortgage.


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Certificates of insurance shall be furnished to the Landlord prior to Tenant's commencing occupancy and at least thirty (30) days prior to the expiration of any policy. Tenant's policies shall name Landlord and its designees as an additional insureds. Nothing herein shall preclude Landlord from obtaining such insurance as it deems advisable with respect to the Building, and the cost thereof shall be included in the Operating Costs.

                                  ARTICLE IV
                LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS

SECTION 4.1 If there shall be an Event of Default under this Lease, the Landlord may, but shall not be obligated to, and without further notice or demand and without waiving or releasing the Tenant from any obligation of the Tenant under this Lease, make any payment or perform such other act to the extent the Landlord may deem desirable. All sums so paid by the Landlord and all expenses including attorneys' fees and costs, together with interest thereon at the rate of one percent (1%) per month, shall be Additional Rent and be payable to Tenant to the Landlord on demand.

                                   ARTICLE V
               REPAIRS AND MAINTENANCE OF PREMISES-SURRENDER OF
                                PREMISES-WASTE

SECTION 5.1 Except for obligations of Landlord expressly imposed upon it in this paragraph, Tenant covenants at the Tenant's sole expense to keep the Premises in a clean, orderly condition and free of debris, materials and rubbish, and to maintain in good order and condition and to promptly repair the Premises including, but not limited to, ceilings, floors, walls, woodwork, paint, doors and glass (ordinary wear and tear excepted). Unless maintenance or repair is required as the result of the conduct of Tenant, its agents, representatives, employees or contractors, Landlord shall maintain the plumbing, plumbing fixtures, heating/air conditioning, hot water systems, electrical systems, mechanical systems and Building equipment located in or serving the Premises. Landlord shall also be obligated at its expense to maintain and repair (or improve) the portions of the Building not occupied by tenants in good order and condition. All costs incurred by Landlord in performing its obligations hereunder shall be included in Operating Costs.

SECTION 5.2 Tenant covenants that upon expiration or termination of this Lease for any reason whatsoever the Tenant will surrender the Premises to the Landlord together with all improvements, alterations and replacements thereto in good order, condition and repair, except for ordinary wear and tear, provided that if Landlord requests Tenant to remove any such improvements, alterations or replacements, the Tenant shall remove same and restore the Premises to their prior condition at Tenant's expense. Request for removing such improvements shall be made in writing prior to lease term and will not be requested following termination of lease. Upon expiration or termination, Tenant shall remove, to Landlord's satisfaction, all petroleum, hazardous wastes and substances generated or stored at the Premises by Tenant.

SECTION 5.3 Tenant covenants not to do or suffer any waste, damage or injury the Premises, or overloading of the Premises' floors.

SECTION 5.4 Notwithstanding any provision of this Lease to the contrary, Tenant shall be solely responsible for obtaining and paying the cost of janitorial services for the Premises, trash removal services concerning trash generated at the Premises and all utilities and telephone services other than water. Landlord shall not be obligated to Tenant in any manner whatsoever if any of the utilities and other services to the Premises are disrupted, it being understood and agreed upon by the parties that Tenant shall obtain at its own expense such business interruption insurance as it deems advisable to protect it against such risks. Nothing in this paragraph shall be construed to permit Tenant to make any change or alteration to the Premises without complying with the provisions of
Article VII of this Lease.


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SECTION 5.5 Tenant acknowledges that it may be doing business with various business entities which may deliver, or cause to be delivered, various materials to Tenant. Tenant covenants and agrees that it shall, without forty-five (45) days after occurrence, repair damages to foundation, roof, overhead doors, door jambs, entryways, and exterior walls of the Building where the Premises is located, which were caused by the act or omission of Tenant, Tenant's agents, employees, customers, invitees and suppliers, their agents, employees or delivery services.

SECTION 5.6 Prior to the expiration or termination of this Lease, Tenant shall remove stains or deposits of grease, oil, tar, paint, or any other material used by Tenant such as to restore the Premises to its original condition (ordinary wear and tear excepted). Tenant shall not store any motor vehicles at the Premises.

                                  ARTICLE VI
                COMPLIANCE WITH LAW AND INSURANCE REQUIREMENTS

SECTION 6.1 Tenant covenants, at the Tenant's sole expense, to comply with all laws, ordinances and requirements of governmental agencies, legislative bodies and courts of competent jurisdiction, of whatever kind and nature, whether now existing or hereafter enacted, amended or modified (including, but not limited to, any laws, ordinances and requirements as related to protection of the environment and environmental policy) which may be applicable to the Premises.

SECTION 6.2 Tenant shall not permit the Premises to be used or operated in any manner such that the Premises may or do become contaminated by an hazardous substance or environmental pollutant in violation of any federal, state or local environmental statute or ordinance, including without limitation, violation of the Comprehensive Environmental Response, Compensation and Liability Act, as amended from time to time ("CERCLA").

SECTION 6.3 If the presence of hazardous substances on the Premises caused or permitted by Tenant results in contamination of the Premises, or if contamination of the Premises by hazardous materials otherwise occurs to the extent caused by any act or omission of Tenant, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Premises, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises, damages, arising from any adverse impact on marketing of space, and sums paid in settlement of claims, court costs, attorneys' fees, consultant fees, investigation costs and expert fees) which arise during or after the Lease term as a result of such contamination in violation of any federal, state or location environmental statutes or ordinances, including, but not limited to, violations of CERCLA. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restoration work required by an federal, state, or local governmental agency or political subdivision because of hazardous material present in the soil or ground water on or under the Premises. Without limiting the foregoing, if the presence of any hazardous material on the Premises caused or permitted by Tenant results in any contamination of the Premises, Tenant shall promptly take all actions at its sole expense as are necessary to return the Premises to the condition existing prior to the introduction of any such hazardous material to the Premises; provided that Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse effect on the Premises.


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                                  ARTICLE VII
                       CHANGES AND ALTERATIONS BY TENANT

SECTION 7.1 Tenant shall not make any changes or alternations, structural or otherwise, to the Premises without the Landlord's prior written consent, which shall not be unreasonably withheld. Structural changes to the Premises may be disapproved by Landlord for any reason in the sole and absolute discretion of Landlord. Landlord's consent to nonstructural changes or alterations will not be unreasonably withheld, but Tenant acknowledges and agrees that among other reasons, Landlord may withhold its consent to such nonstructural changes or alterations if such changes or alterations would adversely affect any insurance policy. In addition, and among other things, Landlord may condition any such consent to Landlord obtaining adequate insurance from the Tenant that the costs of removing the changes or alterations prior to the expiration of the Lease are secured to Landlord's reasonable satisfaction and that Landlord is protected against liens being filed against the Building.

SECTION 7.2 Subject to the provisions of Section 5.2, all repairs, improvements, fixtures, changes or alterations made or installed by the Tenant shall become the property of the Landlord immediately upon completion of installation without payment by the Landlord.

                                 ARTICLE VIII
                             DAMAGE OR DESTRUCTION

SECTION 8.1 Tenant covenants and agrees that in case of damage to or destruction of the Premises by fire or other casualty, Tenant shall promptly give written notice thereof to Landlord, and the Landlord, to the extent of any insurance proceeds actually received, shall repair and rebuild the same as nearly as possible to the condition the Premises were in immediately prior to such damage or destruction, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions or other improvements which may have been placed in, on or about the Premises by Tenant over and above any tenant finish provided at that inception of this Lease. Provided however, that in the event the damage or destruction is due to Tenant's act, omission or negligence, Tenant shall pay the cost of such repairing and rebuilding. Tenant may repair or rebuild at its expense to the extent not required to be done by Landlord under this paragraph, but subject to Tenant's complying with the provisions of Article VII.

SECTION 8.2 Rent shall abate proportionately on such part of the Premises as may have been rendered wholly untenantable until such time as such part shall be fit for occupancy, after which time the full amount of Rent shall be payable. Tenant hereby waives the provisions of any law now or hereafter in effect which would relieve the Tenant from any obligation to pay Base Rent or Additional Rent under this Lease, except to the extent provided by this Section. Tenant acknowledges that it may obtain business interruption insurance to insure itself in the event of damage or destruction, which insurance shall be the sole expense of Tenant.

SECTION 8.3 Notwithstanding Section 8.1, if the Premises or Building shall be substantially damaged (substantially is defined as thirty percent (30%) or more of the usable square feet in the Premises or in the Building) or destroyed by fire or otherwise, Landlord shall have the option of terminating this lease as of the date of such damage or destruction by giving Tenant at least thirty (30) days' written notice. If tenant can not occupy space due to substantial damage and Landlord can not provide comparable space within ten days of damage, tenant may terminate lease by giving thirty (30) days' written notice.

SECTION 8.4 Waiver of Subrogation. Tenant and Landlord each hereby release and relieve the other, and waive their entire right or recovery against the other for loss or damage arising out of or incident to the perils insured against which perils occur in, on or about the Premises, whether due to the negligence of Landlord or Tenant or their agents, employees, contractors and/or invitees. Tenant and Landlord shall, upon obtaining the policies of insurance required give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.


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                                  ARTICLE IX
                                 CONDEMNATION

SECTION 9.1 If the whole or any part of the Premises shall be taken under the power of eminent domain, or shall be sold by the Landlord under threat of condemnation proceedings (which shall be deemed to exist upon formal or informal notification from any condemning authority), then this Lease shall terminate as to the part so taken or sold on the day when Tenant is required to yield possession thereof. Landlord shall make such repairs and alterations as may be necessary in order to restore the part not taken or sold to useful condition, and Base Rent and Tenant's Pro Rata Share shall be abated as to the portions of the premises so taken or sold. Provided however, that Landlord shall not be required to expend more on the repair of the Premises than it receives in condemnation proceedings. If more than thirty percent (30%) of the Premises is so taken or sold so as to impair substantially the usefulness of the Premises, then Tenant shall have the option to terminate this Lease as of the date when Tenant is required to yield possession. All compensation awarded or paid for any such taking or sale shall belong to and be the property of the Landlord. In the event of any such taking, however, Tenant will have the right to assert a claim against the condemning authority in a separate action, so long as Landlord's award is not otherwise reduced, for Tenant's moving expenses and leasehold improvements owned by Tenant.

SECTION 9.2 Notwithstanding Section 9.1, if a portion of the Premises shall be taken or sold in any proceeding or upon threat of any proceeding, Landlord shall have the option of terminating this Lease upon at least thirty (30) days' written notice to Tenant.

                                   ARTICLE X
                  CONDITIONS OF WORK FOR REPAIRS ALTERATIONS

SECTION 10.1 All work for repairs as required by Section 5.1, compliance with laws, ordinances, regulations or requirements as required by Section 6.1 and for changes or alterations permitted by Section 7.1, shall be done in all cases subject to reasonable conditions which the Landlord may impose and in a good and workmanlike manner.

                                  ARTICLE XI
                               MECHANICS' LIENS

SECTION 11.1 Tenant shall not suffer nor permit any mechanics' or other liens to be filed against the Building, the Premises, or against Tenant's leasehold interest in the Premises by reason of work, labor, services or materials supplied or claimed to have been supplied to the Tenant or anyone holding the Premises or any part thereof through or under the Tenant. The Landlord shall have the right at all times to post any notices which the Landlord may deem to be necessary or advisable for the protection of the Landlord and the Building from mechanics' liens. If a mechanics' lien shall be filed against the Premises, Tenant shall discharge it within twenty (20) days after the filing date, except that if Tenant desires to contest such lien, it will comply with such statutory procedures as may be available to release the lien within twenty (20) days after its filing date. If a final judgment establishing the validity or existence of a lien for any amount is entered, Tenant will pay and satisfy the same at once. If Tenant fails to pay any charge for which a mechanics' lien has been filed, or has not complied with such statutory procedures as may be available to release the lien, then, in addition to any other rights or remedies available, Landlord may, but shall not be obligated to, discharge the amount claimed to be due or cause the lien to be released in any other manner. Any amount paid by the Landlord with respect thereto, and all attorneys' fees and costs of the Landlord, with interest at the rate of two percent (2%) per month, shall upon demand be paid by the Tenant to the Landlord.

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                                  ARTICLE XII
                      LANDLORD'S RIGHT TO ENTER PREMISES

SECTION 12.1 Tenant agrees to permit the Landlord and its representatives, upon reasonable written notice, to enter the Premises at all times during usual business hours or at any other time in case of emergency, to inspect the same and the Landlord may, but shall not be obliged to, make any repairs deemed necessary by the Landlord and to perform any work in the Premises deemed necessary by the Landlord to comply with any laws, ordinances, regulations or requirements of any governmental authority or the recommendations of any insurer. During the progress of any such work, the Landlord may keep and store upon the Premises all necessary materials, tools and equipment. The Landlord shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business or other damage to Tenant.

SECTION 12.2 Tenant agrees to permit the Landlord and its representatives, upon reasonable written notice, to enter the Premises during usual business hours to exhibit the same for the purpose of sale, mortgage or lease. During the final six (6) months of the term of this Lease, or in the case of default, Landlord may display "For Sale" or "For Lease" signs.

                                 ARTICLE XIII
                           ASSIGNMENT AND SUBLETTING

SECTION 13.1 Tenant shall not, without Landlord's prior written consent, which consent will not be unreasonably withheld: (a) assign, convey, mortgage, pledge, encumber or otherwise transfer (whether voluntarily or otherwise) this Lease or any interest under it (in the event Tenant is a corporation, any transfer, sale, pledge, or other disposition cumulatively of more than fifty (50%) of the corporate stock or voting securities of Tenant shall be deemed an assignment);
(b) allow any transfer thereof or any lien upon the Tenants' interest by operation of law; (c) sublet the Premises or any part thereof, or (d) permit the use or occupancy of the Premises or any part thereof by anyone other than the Tenant. In no event shall Landlord be held responsible for monetary damages for the withholding of consent. Notwithstanding any provision of this Lease to the contrary, Tenant shall not be released from any of its obligations hereunder as a result of any assignment or subletting, the acceptance of rent from any unapproved assignee or subtenant shall not constitute Landlord's consent to any such assignment or subletting, the consent to any assignment or subletting shall not be deemed a consent to any subsequent assignment or subletting, and no option to renew or extend this Lease or any other option that may be granted to Tenant in this Lease shall be exercisable by any assignee or subtenant, as Tenant agrees that all of such options to Tenant are personal to Tenant and may be exercised by any other party. Landlord's consent to any assignment or subletting may be conditioned upon, among other things, the financial capabilities of the proposed assignee or subtenant. Under no circumstances shall Landlord be required to consent to the assignment or subletting to any party whose business Landlord determines is more likely to utilize hazardous substances or is more likely to adversely effect any insurance policy respecting the property.

SECTION 13.2 Tenant agrees to pay to Landlord, on demand, reasonable fees incurred by Landlord in connection with any request by Tenant for Landlord to consent to any assignment or subletting Tenant.

SECTION 13.3 If this Lease is assigned, or if the Premises or any part thereof by sublet or otherwise is occupied by anyone other than Tenant, Landlord may collect Rent from any such assignee, subtenant or occupant and apply the net amount collected to the Rent herein reserved, but no such assignment, subletting, occupancy or collection of Rent shall be deemed a waiver of any of Tenant's covenants contained in this Lease, or a release of Tenant from further performance of Tenant's covenants including, but not limited to, Tenant's covenant to pay Rent.

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SECTION 13.4 Upon assignment, subletting or other occupancy of the Premises,
Tenant shall pay to Landlord monthly as Additional Rent, the excess of consideration received or to be received during such month over the Rental reserved for such month in this Lease which is applicable to such portion of the Premises so assigned, sublet or occupied.

SECTION 13.5 In the event Tenant, with Landlord's prior written consent, subleases to a third party, the subtenant shall be subject to and comply with all requirements of this Lease.

                                  ARTICLE XIV
                              RIGHTS OF MORTGAGEE

SECTION 14.1 The rights of Tenant hereunder are and shall be, at the election of any mortgagee, subject and subordinate to the lien of any deeds of trust, mortgages, the encumbrance of any leasehold financing, or the lien resulting from any other method of financing or refinancing, of or hereafter in force against the Building, and to all advances made or hereafter to be made upon the security thereof (the "Superior Instruments"). With respect to any Superior Instrument filed of record after the execution of this Lease, Landlord will request in writing that the holder thereof give a nondisturbance agreement to the Tenant. Tenant acknowledges and agrees that any such nondisturbance agreement may be on a standard form utilized by the holder. Tenant shall be solely responsible for seeking to negotiate satisfactory terms of such nondisturbance agreement. However, if the holder refuses to propose any nondisturbance agreement or a proposed nondisturbance agreement contains terms and conditions not satisfactory to Tenant, such circumstances shall not constitute a default by Landlord under this Lease. Rather, Landlord's sole obligation with respect to any such nondisturbance agreement shall be to request the same in writing as described above.

                                  ARTICLE XV
          INDEMNIFICATION OF LANDLORD-NO REPRESENTATIONS BY LANDLORD

SECTION 15.1 Landlord shall not be liable to Tenant or to Tenant's employees, agents or visitors, or to any other person or entity, for any injury to person or damage to or loss of property in or about the Premises or the Building caused by the act, omission or negligence of Tenant, its employees, subtenants, licenses or concessionaires, or of any other person entering the Building under the express or implied invitation of Tenant, or arising out of the use of the Premises by Tenant and the conduct of its business therein, or arising out of any breach of default by Tenant in the performance of its obligations hereunder or resulting from any other cause except Landlord's gross negligence, and Tenant hereby agrees to indemnify Landlord and hold it harmless from any loss, expenses (including attorneys' fees) or claims arising out of such damage or injury except for Landlord's negligence.

SECTION 15.2 Landlord has made no representations in connection with the condition of the Premises, and Tenant's commencement of occupancy of the Premises shall constitute Tenant's agreement that the Premises are in good condition.

                                  ARTICLE XVI
         DEFAULT PROVISIONS-REMEDIES OF LANDLORD-WAIVER OF JURY TRIAL

SECTION 16.1 The following events shall be deemed to be Events of Default by Tenant under this Lease:

      (a) Tenant shall fail to pay any installment of Base Rent or amount of Additional Rent when due. Tenant shall have five (5) days to cure default following written notice by Landlord.

      (b) Tenant shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of the Tenant or of all or a substantial part of its assets, (ii) become insolvent or admit in writing its inability to pay its debts as they come due, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or an answer seeking reorganization or arrangement with creditors or to take advantage of any insolvency law, or otherwise become the subject of any proceeding under any such law, or (v) make a transfer in fraud of creditors.

      (c) Tenant shall abandon or vacate for more than thirty (30) days any substantial portion of the Premises.

      (d) Tenant shall fail to comply with any term, provision or covenant of this Lease (other than the foregoing provisions of this Section 16.1) and shall not cure such failure within twenty (20) days after written notice thereof to Tenant.

      (e) Tenant shall fail to comply with the requirements of Section 11.1 of this Lease.

SECTION 16.2 If an Event of Default occurs, then Landlord may either:

      (a) Give Tenant written notice of Landlord's intention to terminate this Lease, in which event Landlord may proceed to recover possession of the Premises by any lawful means. The obligation of Tenant to pay and the right of Landlord to recover all Rent, including accrued rent and all future rent and other charges owed for what would have been the remaining [THE] term of the Lease, together with the costs of collection, including attorneys' fees, shall survive termination of the Lease.

      (b) Unless required by law, without further notice, reenter and take possession of the Premises, or any part thereof, and repossess the same as Landlord's former estate, and expel Tenant and those claiming through or under Tenant and remove the effects of either or both without being deemed guilty of any manner of trespass, without being deemed to have elected to terminate this Lease, and without prejudice to any remedies for arrears of Rent and preceding breaches of covenants. After reentering and repossessing the Premises without terminating this Lease, Landlord may, from time to time, without terminating this Lease, relet the Premises or any part thereof on behalf of Tenant for such term or terms and at such rent or rents, and upon such other terms and conditions as Landlord may deem advisable in its sole discretion (including concessions, free rent and payment of commissions), with the right to make alterations and repairs to the Premises.

In the event Landlord does not elect to terminate this Lease, but on the contrary elects to take possession, then such repossession shall not relieve Tenant of its obligations and liability under this Lease, all of which shall survive such repossession. In the event of such repossession, Tenant shall pay to Landlord as Rent all Rent which would be payable hereunder if such repossession had not occurred, less the net proceeds, if any, of any reletting of the Premises after deducting all of Landlord's expenses in connection with such reletting, including, but not limited to, all repossession costs, brokerage commissions, legal expenses, expenses of employees, costs of alterations, expenses of preparation for reletting, rental concessions and free rent. Tenant shall pay such Rent to Landlord on the days on which the Rent would have been payable hereunder if possession had not been retaken.

Any damage or loss sustained by Landlord following Landlord's election to reenter and repossess the Premises without terminating this Lease may be recovered by Landlord, at such time and from time to time as Landlord determines.

In the event this Lease is terminated pursuant to the provisions of this Section, Tenant shall remain liable to Landlord for damages in an amount equal to the Rent and other sums which would have been owing by Tenant hereunder for the balance of the term had this Lease not been terminated plus all amounts incurred by Landlord in order to obtain possession of the Premises and relet the same, including attorneys' fees, reletting expenses, alterations and repair costs, brokerage commissions and all other like amounts. Landlord shall be entitled to collect such damages from Tenant monthly on the days on which the Rent and other amounts would have been payable hereunder if this Lease had not been terminated, and Landlord shall be entitled to receive the same from Tenant on each such day. Alternatively, at the option of Landlord, in the event this Lease is terminated, Landlord shall be entitled to recover forthwith against Tenant in addition to damages owing to Landlord for any period prior to the termination date, as damages for loss of the bargain and not as a penalty, an amount equal to the worth, at the time of award by the court having jurisdiction thereof, of the amount by which the unpaid Rent for the balance of the Term after the time of such award exceeds the amount of such Rental loss for the same period that Tenant proves could be reasonably avoided, plus all amounts incurred by Landlord in order to obtain possession of the Premises and relet the same, including attorneys' fees, reletting expenses, alterations and repair costs, brokerage commissions and all other like amounts.

All rights and remedies of Landlord under this Lease shall be cumulative and shall not be exclusive of any other rights and remedies provided to Landlord under applicable law.

SECTION 16.3 Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either party against the other on any matters arising out of or in connection with this Lease, the relationship of Landlord and Tenant thereunder, the Premises or Tenant's use or occupancy thereof. The terms "enter or "entry" as used in this Lease are not restricted to their technical legal meaning. In the event of litigation under this Lease, the prevailing party shall be awarded its costs incurred therewith, including reasonable attorneys' fees. Notwithstanding any provision of this Lease to the contrary, in no event shall Landlord be deemed to terminate this Lease unless Landlord expressly declares such termination in writing. Specifically, but not by any way of limitation, Landlord's service of any paper under the applicable forcible entry and detainer statute shall not constitute a termination of the Lease unless Landlord expressly states therein that it is terminating the Lease.

                                 ARTICLE XVII
                                 HOLDING OVER

SECTION 17.1 Tenant covenants that it shall vacate the Premises immediately upon the expiration or sooner termination of this Lease. If the Tenant retains possession of the Premises or any part thereof after the termination of the term, the Tenant shall pay the Landlord rent at one and one-half (1 1/2) the monthly rate specified in Section 1 for the time Tenant thus remaining in possession and, in addition thereto, shall pay the Landlord for all damages, consequential as well as direct, sustained by reason of the Tenant's retention of possession. The provisions of this Section do not exclude the Landlord's rights of re-entry or any other right hereunder, including without limitation, the right to refuse one and one-half (1 1/2) the monthly rent and instead to remove Tenant through proceedings pursuant to Colorado statutes for holding over beyond the expiration of the term of this Lease.

                                 ARTICLE XVIII
                      INVALIDITY OF PARTICULAR PROVISIONS

SECTION 18.1 If any covenant, agreement or condition of this Lease shall to any extent be invalid or unenforceable, the remainder of this Lease shall not be affected thereby. Each covenant, agreement or condition of this Lease shall be valid and enforceable to the fullest extent permitted by law.

                                  ARTICLE XIX
                                    NOTICES

SECTION 19.1 Notices, demands and requests which may or are required to be given by either party to the other shall be in writing and shall be deemed given when hand delivered, or one business day after delivery to an overnight delivery carrier that gives receipts for delivery, or two business days after return receipt received from the United States Postal Service for delivery by United States Certified Mail, return receipt requested, postage prepaid, (a) if for the Tenant, addressed to the Tenant at the Premises or at such other place as the Tenant may from time to time designate by written notice to the Landlord, or (b) if for the Landlord, addressed to the Landlord at 6425 W. 52nd Avenue, Arvada, Colorado 80002 or at such other place as the Landlord may from time to time designate by written notice to the Tenant. "Business day" means Monday through Friday, excluding days on which national banks are closed in Colorado.

SECTION 19.2 Tenant shall promptly deliver to the Landlord, (i) copies of any documents received from the United States Environmental Protection Agency and/or any state, county or municipal environmental or health agency concerning the Tenant's operations upon the Premises; and (ii) copies of any documents submitted by the Tenant to the United States Environmental Protection Agency and/or any state, county or municipal environmental or health agency concerning its operations on the Premises.

                                  ARTICLE XX
                                QUIET ENJOYMENT

SECTION 20.1 The Landlord covenants and agrees that the Tenant, upon paying the Base Rent and Additional Rent required under this Lease and performing the covenants, agreements and conditions of this Lease on the Tenant's part to be performed and fulfilled, shall lawfully and quietly hold, occupy and enjoy the Premises during the term of this Lease, subject, however, to the provisions of this Lease.

                                  ARTICLE XXI
                      LIMITATION OF LANDLORD'S LIABILITY

SECTION 21.1 The term "Landlord" as used in this Lease shall be limited to the owner or owners of the Landlord's interest in this Lease at the time in question, and in the event of any transfer or transfers of such interest, the Landlord herein named (and in case of any subsequent transfer, the then transferor) shall be automatically relieved from and after the date of such transfer of all liability on the part of the Landlord contained in this Lease thereafter to be performed, provided that any funds in the hands of such Landlord or the then transferor at the time of such transfer, including but not limited to the security deposit, in which the Tenant has an interest shall be turned over to the transferee and upon any such transfer, the Landlord shall be released from any liability for such funds. The transferee shall be deemed to have assumed, subject to the limitations of this Section, all of the covenants, agreements and conditions in this Lease contained in this Lease on the part of the Landlord, it being intended hereby that the covenants and agreements contained in this Lease on the part of the Landlord to be performed shall be binding on the Landlord, its successors and assigns, only during and in respect of their respective periods of ownership.

Notwithstanding any provision of this Lease to the contrary, the liability of Landlord for Landlord's obligations under this Lease shall not exceed and shall be limited to Landlord's interest in the Building and Tenant shall not look to any other property or assets of Landlord either to enforce Landlord's obligations under this Lease or to satisfy a judgment for Landlord's failure to perform such obligations. Neither the shareholders, directors, officers, partners, or any other individual representative of the Landlord or any individual owning an interest in the Landlord shall be liable for the performance of any obligation of Landlord under this Lease.

                                 ARTICLE XXII
                        ESTOPPEL CERTIFICATE BY TENANT

SECTION 22.1 At any time and from time to time upon not less than ten (10) days' prior request by the Landlord, Tenant agrees to execute, acknowledge and deliver to Landlord a statement in writing certifying (a) that this Lease is unmodified and in full force and effect or if there have been modifications, that the same is in full force and effect as modified and identifying the modifications, (b) the dates to which the Base Rent and Additional Rent have been paid, and (c) that the Landlord is not in default under any provisions of this Lease, or if Tenant claims a default by Landlord, then Tenant shall so state and specify the claimed default. If Tenant fails to provide an estoppel certificate in a timely manner, then Tenant shall be deemed to have admitted all of the matters specified above as may be stated in an estoppel certificate prepared by Landlord on behalf of Tenant. It is intended that any such statement may be relied upon by any person proposing to acquire the Landlord's interest in this Lease or any prospective mortgagee of, or assignee of any mortgage upon, such interest.

                                 ARTICLE XXIII
                 CUMULATIVE REMEDIES-NO WAIVER-NO ORAL CHANGE

SECTION 23.1 The specified remedies to which the Landlord may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which the Landlord may be entitled, either at law or in equity, in case of any Event of Default. The failure of the Landlord to insist in any one or more cases upon the strict performance or observance of any of the covenants, agreements or conditions of this Lease or to exercise any option herein contained shall not be construed as a future waiver of such covenant, agreement, condition or option. A receipt by the Landlord of Rent with knowledge of the breach of any covenant, agreement or condition hereof shall not be deemed a waiver of such breach, and no waiver by the Landlord of any covenant, agreement or condition of this Lease shall be deemed to have been made unless expressed in writing and signed by the Landlord. In addition to the other remedies in this Lease, the Landlord shall be entitled to the restraint by injunction of the violation, or attempted or threatened violation, of any of the covenants, agreements or conditions of this Lease. No receipt of monies by Landlord from Tenant after the termination or cancellation of this Lease shall reinstate, continue or extend the term hereof, or affect any notice given to Tenant, or operate as a waiver of the right of the Landlord to enforce the payment of Rent then due or thereafter falling due, or operate as a waiver of the right of Landlord to recover possession of the Premises by proper suit, action, proceedings or other remedy. It is agreed that after the service of notice to terminate or cancel this Lease, or after the commencement of suit, action or summary proceedings or of any other remedy, or after a final order or judgment for the possession of the Premises, Landlord may demand, receive and collect any monies then due, or thereafter becoming due, without in any manner affecting such notice, proceeding, suit, action, order or judgment, and any and all such monies so collected shall be deemed to be payments on account for the use and occupancy of the Premises, or at the election of Landlord, on account of Tenant's liability hereunder. Acceptance of the keys to the Premises or any similar act by Landlord or any agent or employee of Landlord shall not be deemed to be an acceptance of a surrender of the Premises unless Landlord has expressly consented in writing.

SECTION 23.2 This Lease constitutes the entire agreement between the parties. This Lease shall not be amended or modified except in writing signed by the party against whom enforcement of the amendment or modification is sought.

                                 ARTICLE XXIV
                                   BROKERAGE

SECTION 24.1 Tenant and Landlord represent and warrant that it has dealt with no broker, agent or other person concerning this transaction, other than the broker specified in the Definitions Section of this Lease, and Tenant agrees to indemnify and hold Tenant and Landlord harmless from and against any claims (including attorneys' fees incurred by Landlord in defending such claims), by any other broker, agent or person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction. The provisions of this Article shall survive the termination or expiration of this Lease.

                                  ARTICLE XXV
                               SECURITY DEPOSIT

SECTION 25.1 Tenant has deposited with Landlord the sum specified in the Definitions Section of this Lease as security for the return of the Premises in good order and condition (ordinary wear and tear excepted) and the full performance of every provision of this Lease to be performed by Tenant. The security deposit shall not be applied to the payment of Rent, provided however, that if Tenant defaults with respect to any provision of this Lease, Landlord may use, apply or retain all or any part of this security deposit for the payment of any Base Rent and Additional Rent in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss, cost or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within ten (10) days after written demand, deposit cash with Landlord in any amount sufficient to restore the security deposit to its original amount. For full security deposit reimbursement the following conditions must be met:

      a)  walls must be clean and free of holes.

      b) Any overhead door must be free of any broken panels, cracked lumber or dented panels. The overhead door springs, rollers, tracks, motorized door operator, and all other items pertaining to the overhead door must also be in good working condition.

      c) All floors must be clean and free of excessive dust, dirt, grease, oil and stains.

      d)  No ceiling tiles shall be missing or damaged.

      e) All trash must be removed from both inside and outside of the Building.

      f)  All light bulbs and ballast's must be working.

      g) The Premises must otherwise be in good condition, reasonable wear and tear excepted.

In the event Tenant has complied with the above conditions, Landlord shall return the security deposit (without interest) to Tenant within sixty (60) days after either the termination or expiration of this Lease, or the surrender and acceptance by Landlord of the Premises.

Notwithstanding the foregoing, Landlord may retain the security deposit for non-payment of Base Rent or Additional Rent' utility charges, costs incurred relating to abandonment of the Premises, repairs, work contracted for by the Tenant or any other charge due under this Lease by Tenant to Landlord. Landlord shall retain only the portion of security deposit to cover any expense related to and described in this lease agreement. The remaining portion of the security deposit shall be returned to tenant.

                                 ARTICLE XXVI
                           MISCELLANEOUS PROVISIONS

SECTION 26.1 Tenant shall not place on the outside of the Building any sign, advertisement, illumination or projection without Landlord's prior written consent. In multi-tenant buildings, Tenant shall pay for and comply with Landlord's uniform signage requirements.

SECTION 26.2 This Lease shall be construed and enforced in accordance with the substantive laws of the State of Colorado. Time is of the essence with respect to Tenant's performance of its obligations under this Lease.

SECTION 26.3 The parties hereto agree that the covenants and agreements herein contained shall bind and inure to the benefit of the Landlord, the Tenant, and their respective successors and assigns.

SECTION 26.4 If any of Tenant's checks fail to clear its bank Landlord may demand all future Rent payments to be either in the form of cash, certified check, money order, wire transfer or cash equivalent funds.

SECTION 26.5 "Reasonable wear and tear" is hereby defined as that degree of wear and tear which would normally occur in the permitted use of the Premises, but notwithstanding the foregoing or any other provision of this Lease, it shall not include any physical damage to the floors, walls, or ceiling of the Premises, nor any damage caused thereto through operation of machinery, office equipment or other equipment used in the operation of Tenant's business. Additionally, if Tenant's use, by reason of fumes discharged or liquids used by Tenant, should cause damage to the Premises, either interior or exterior, said damages shall not be deemed "reasonable wear and tear," and Tenant shall be liable for the complete restoration of the Premises to the condition existing at Tenant's lease commencement.

SECTION 26.6 FIRST RIGHT OF REFUSAL TO LEASE ADDITIONAL SECOND FLOOR SPACE. Tenant and Landlord hereby agree that Tenant shall have the first right of refusal to lease any space that is not renewed by an existing tenant on the second floor of this building at the then prevailing market rate for that space for the balance of term of this lease.

SECTION 26.7 Landlord shall recarpet, at Landlord's expense, the three existing offices in this lease space which are damaged and taped. Landlord shall also shampoo all remaining carpet in this lease space.

SECTION 26.8 Tenant, at Tenant's sole cost, shall install a Local Area Network and a sink/drain system in this space. All plans for these items shall first be submitted to Landlord for approval and all work for these items shall be done in a good and workman like manner with proper permits taken out to perform the work in accordance with the governmental regulations.

Damage which does not come within the scope of "reasonable wear and tear" shall include, but not be limited to, damaged, rusting or corroded walls, floors, ceilings, doors windows, metal bar joists, steel decks, or roof vents or stacks.

In Witness Whereof, the Landlord and the Tenant have executed this Lease on the dates specified below.

                                    Landlord:


                                    Jefferson Park West, a Joint Venture
                                    -------------------------------------------

                                    By: /s/Allan R. Ojala
                                       ----------------------------------------
                                       Allan R. Ojala
                                    Title: Managing Joint Venturer
                                          -------------------------------------
                                    Date: 2/22/99
                                         --------------------------------------


                                    TENANT:


                                    Panoramic Care Manager
                                    -------------------------------------------

                                    By: /s/Jill S. Flateland
                                       ----------------------------------------
                                       Jill S. Flatelend
                                    Title: President
                                          -------------------------------------
                                    Date: 2/22/99
                                         --------------------------------------

                                   EXHIBIT A
                            DESCRIPTION OF PREMISES

Jefferson Park West Building #4
Suite #206
5181 Ward Road
Wheat Ridge, Colorado 80033

See attached floor plan, Exhibit B.

Offices marked 1, 6, and 11 shall be the offices that are to be recarpeted by the Landlord at Landlord's expense.

                                   EXHIBIT B
                                  FLOOR PLAN

                             RULES AND REGULATIONS

1. The sidewalks and driveways will not be obstructed by any of the Tenants or used by them for any purpose other than for the ingress and egress to and from their respective premises.

2. All Tenants shall adhere to and obey all such parking control measures as may be placed into effect by the Landlord through the use of signs identifying decals or other instructions.

3. Any electric wiring that the Tenant desires to introduce into his premises must be connected as directed by the Landlord. No boring or cutting of wires will be allowed except with a specific consent of the Landlord. The location of electrical appliances, call boxes, and so forth shall be prescribed by the Landlord.

4. The Tenant shall not change locks or install other locks on doors without the written consent of the Landlord.

5. The Tenant shall give prompt notice to the building of any accidents to or defects in plumbing, electrical fixtures or heating apparatus so that the same may be attended to properly.

6. The Tenant shall not permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the building by reason of noise, odors, or vibrations or interfere in any way with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building.

7. No cooking shall be done or permitted by Tenant on the demised premises nor shall offices of the building be used, nor any part thereof permitted to be used for lodging. Notwithstanding the foregoing, Tenant shall be permitted to use a microwave oven on the premises.

8. Each Tenant upon the termination of the tenancy shall deliver to the Landlord all keys of the offices, rooms and toilet rooms which shall have been furnished to Tenant.

9.    Tenants shall see that doors of the premises are closed and securely locked before leaving the building at the end of the day and must observe strict care not to leave such doors and so forth open and exposed to the weather or other elements, and each Tenant shall exercise care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave the building, and that all electricity, gas and air conditioning shall likewise be carefully shut off, so as to prevent waste or damage, where controlled by Tenant; notwithstanding the foregoing, Tenant shall be permitted to keep facsimile machines, computers and other office equipment turned on and running, and shall be permitted to keep the air conditioning turned on as reasonably necessary for the maintenance and operation of such equipment, during the evening, on weekends and holidays and otherwise after normal business hours.

10. The Landlord reserves the right, at any time, to rescind any one or more of these rules and regulations as in the Landlord's judgment may from time to time be necessary for the safety, care, and cleanliness of the premises, and for the preservation of order therein.

      ACCEPTED, this 18th day of February, 1999.
                     ----        --------  ----


                                      By:/s/Jill S. Flateland
                                         --------------------------------------
                                          Tenant

                                   EXHIBIT A
                            DESCRIPTION OF PREMISES

Jefferson Park West Building #4
Suite #206
5181 Ward Road
Wheat Ridge, Colorado  80033

See attached floor plan, Exhibit B

Offices marked 1, 6, and 11 shall be the offices that are to be recarpeted by the Landlord at the Landlord's expense.

                                   EXHIBIT B
                                   FLOOR PLAN

                             RULES AND REGULATIONS

1. The sidewalks and driveways will not be obstructed by any of the Tenants or used by them for any purpose other than for the ingress and egress to and from their respective premises.

2. All Tenants shall adhere to and obey all such parking control measures as may be placed into effect by the Landlord through the use of signs idenifying decals or other instructions.

3. Any electric wiring that the Tenant desires to introduce into his premises must be connected as directed by the Landlord. No boring or cutting of wires will be allowed except with a specific consent of the Landlord. The location of electrical appliances, call boxes, and so forth shall be prescribed by the Landlord.

4. The Tenant shall not change locks or install other locks on doors without the written consent of the Landlord.

5. The Tenant shall give prompt notice to the building of any accidents to or defects in plumbing, electrical fixtures or heating apparatus so that the same may be attended to properly.

6. The Tenant shall not permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the building by reason of noise, odors, or vibrations of interfere in any way with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building.

7. No cooking shall be done or permitted by Tenant on the demised premises nor shall offices of the building be used, nor any part thereof permitted to be used for lodging. Notwithstanding the foregoing, Tenant shall be permitted to use a microwave oven on the premises.

8. Each Tenant upon the termination of the tenancy shall deliver to the Landlord all keys of the offices, rooms and toilet rooms which shall have been furnished to Tenant.

9. Tenants shall see that doors of the premises are closed and securely locked before leaving the building at the end of the day and must observe strict care not to leave such doors and so forth open and exposed to the weather or other elements, and each Tenant shall exercise care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave the building, and that all electricity, gas and air conditioning shall likewise be carefully shut off, so as to prevent waste or damage, where controlled by Tenant; notwithstanding the foregoing, Tenant shall be permitted to keep facsimile machines, computers and other office equipment turned on and running, and shall be permitted to keep the air conditioning turned on as reasonably necessary for the maintenance and operation of such equipment, during the evening, on weekends and holidays and otherwise after normal business hours.

10. The Landlord reserves the right, at any time, to rescind any one or more of these rules and regulations as in the Landlord's judgment may from time to time be necessary for the safety, care, and cleanliness of the premises, and for the preservation of order therein.

     ACCEPTED, this _________ day of ________________, 1999.


                                        By:
                                           ------------------------------------
                                             Tenant

                                   EXHIBIT C
                             ESTOPPEL CERTIFICATE


DAN BARTHOLOMEU
2121 SOUTH ONEIDA STREET, SUITE 600
DENVER, CO  80224

Attention:  MR. BARTHOLOMEU

      Re:   Tenant:     PANORAMIC CARE MANAGER
            Address:    5181 WARD ROAD, #206
                        WHEAT RIDGE, CO  80033

            Leased Area:2,856 Square Feet

Gentlemen:

You have advised that CALHOUN STREET PARTNERS, is planning to purchase the property described above, in which the undersigned presently occupies space under a lease dated FEBRUARY 22, 1999 (the "Lease") between the undersigned (the "Tenant") and JEFFERSON PARK WEST (the "Landlord").

In connection with such purchase, and at your request, we hereby certify as follows:

(1) Tenant, as of the date of this letter, is the holder of then tenant's interest under the Lease, and the Lease has not been modified, amended or supplemented in any manner except for:
         NONE
      -------------------------------------------------------------------------
      -------------------------------------------------------------------------
      -------------------------------------------------------------------------
      -------------------------------------------------------------------------

(2) The term of the Lease is presently scheduled to expire on 9-15-2000. If there are any rights of extension or renewal remaining under the terms of the Lease, the same have not, as of the date of this letter, been exercised.

(3) Tenant is in occupancy of all the premises covered by the Lease ("Premises") and is actively conducting its business therein, which business is the use stipulated by the Lease in accordance with the requirements of the Lease, and the Lease is in full force and effect.

(4) The undersigned is current in payment of all fixed rent and other charges due to be paid under the Lease, with minimum rent paid, in full, for the period ending 3-31-1999.

(5) The monthly minimum (i.e., fixed) rent for the current lease year is $2,856.00. Monthly additional rent for the current lease year is $0.00. No rent or other sum payable under the Lease is being paid in arrears, and no rent or other sums under the Lease have been paid in advance of the due date thereof. Tenant will not pay any minimum rent or other sum due to be paid under the Lease more than fifteen (15) days in advance of the due date thereof.

(6) All of the obligations on the part of the Landlord under the Lease for the performance of any work or installation of any equipment have been fully carried out, and the undersigned has no claim against Landlord for any incomplete work or any defective work. As of the date hereof, neither the Tenant nor the Landlord has failed to make any payment or to perform any other obligation which each has to the other.

(7) The Tenant has made a security deposit to Landlord in the amount of $2,856.00.

(8)   There are no options granted under the Lease except: None.

(9) Tenant has not subleased any, or all, or a part of the Premises, or assigned the Lease.

(10) There are no actions, voluntary or otherwise, pending or to the best knowledge of the undersigned, threatened against the undersigned Tenant under Bankruptcy reorganization, moratorium or similar laws of the United States, any State thereof, or any jurisdiction.

(11) The Tenant has no claims, counterclaims, defenses or set-offs against the Landlord.

(12)  The Tenant has no expansion rights, or right of first refusal other than:
      NONE.

(13) The Tenant acknowledges that the Landlord will be assigning its rights under the Lease to a new Purchaser, including, without limitation, the right to receive rents, and Tenant agrees upon receipt of a demand letter for rent, accompanied by a letter from the Landlord to the effect the closing has taken place; that Tenant will make all payments of rent and common area maintenance and other expenses which may be chargeable to the Tenant to the new Landlord.

The Tenant understands that the new Purchaser and its Lender will rely on the certifications set forth above and that all such certifications shall inure to the benefit of the new Landlord as well as its Lender, as well as the benefit of each of their successors and assigns, and shall be binding upon the undersigned, its successors, heirs, legal representatives, and assigns.

The undersigned intends to be legally bound hereby and acknowledges that Purchaser will be relying upon this letter and on the Tenant's agreements set forth herein in proceeding with the purchase of the Property.

Very truly yours,

PANORAMIC CARE MANAGER

By: /s/Jill S. Flateland
   ---------------------------------

                              Dated March 8, 1999.